INCOME TAX BENEFIT	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAX BENEFIT	INCOME TAX BENEFIT
On July 4, 2025, the U.S. enacted the One Big Beautiful Bill Act which provides for modification of the existing U.S. international tax framework plus permanent extension of certain Tax Cuts and Jobs Act provisions. The Company is currently assessing the impact of this legislation on our condensed consolidated financial statements.
In determining the quarterly provisions for income taxes, the Company uses the estimated annual effective tax rate applied to the actual year-to-date income tax benefit, adjusted for discrete items arising in that quarter. In addition, the effect of changes in enacted tax laws or rates and tax status is recognized in the interim period in which the change occurs. The table below sets forth information related to our income tax expense:

	Six months ended June 30,		Change
(In thousands, except percentage)	2025	2024
Income tax benefit	(8,976)	(2,353)	(6,623)
Effective tax rate	4.6%	15.4%	(10.8)%
The Company is subject to taxation in the U.S. and various state and foreign jurisdictions. The change in the effective tax rate for the six months ended June 30, 2025, when compared to the six months ended June 30, 2024, is attributable to the change in pre-tax earnings during the comparable periods resulting from impairment adjustments and together predominantly for the fact of rate differences arising from the Company migrating its tax residence on October 29, 2024. Our future effective tax rate may vary from the statutory tax rate due to the mix of earnings in tax jurisdictions with different statutory tax rates, items permanently nondeductible, or to changes in valuation allowance.